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                                                               Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Allegiant Bancorp. Inc.
St. Louis, Missouri

We consent to the incorporation by reference in Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 333-44758) of our report dated January 19, 2000 with respect to the consolidated financial statements of Allegiant Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1999.




                                              /s/ Ernst & Young LLP
St. Louis, Missouri
November 15, 2000